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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October  21, 2003
                                                 -------------------------------



                                     AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)




            DELAWARE                       1-12981                14-1682544
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania      19301
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             (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code   610-647-2121
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                                  AMETEK, Inc.

Item 7. Financial Statements and Exhibits.

(c)   Exhibit

      Exhibit Number                      Description
      --------------                      -----------
         99(a) Copy of press release issued by AMETEK, Inc. on October 20, 2003.

Item 12. Results of Operations and Financial Condition

      The information contained in Item 7 and Item 12, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, (The "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filings.

      On October 20, 2003, AMETEK, Inc. issued a press release announcing its financial results for the three and nine month periods ended September 30, 2003. A copy of the press release is attached as Exhibit 99(a) to this report.


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                                  AMETEK, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       AMETEK, Inc.
                                        ----------------------------------------
                                                      (Registrant)




                                        By   /s/ Robert R. Mandos, Jr.
                                          --------------------------------------
                                             Robert R. Mandos, Jr.
                                             Vice President & Comptroller
                                             (Principal Accounting Officer)



October 21, 2003


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                                  AMETEK, Inc.

                                  EXHIBIT INDEX




         Exhibit Number                     Description
         --------------                     -----------
             99 (a) Copy of press release issued by AMETEK, Inc. on October 20, 2003.


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